UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 18, 2018

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 18, 2018, Stein Mart, Inc. (the “Company”) and Stein Mart Buying Corp. (together with the Company, the “Term Loan Borrowers”), and Stein Mart Holding Corp. (along with certain other subsidiaries of the Borrowers from time to time party thereto, collectively the “Term Loan Guarantor”), entered into the Second Amendment to Term Loan Credit Agreement with Gordon Brothers Finance Company, as agent (in such capacity, the “Term Loan Agent”), and Gordon Brothers Finance Company LLC, as lender (the “Amendment No. 2 to Term Loan Agreement”). On the same date, the Company, as lead borrower, Stein Mart Buying Corp. (together with the Company, the “Revolving Credit Facility Borrowers”), as borrowers, Stein Mart Holding Corp., as guarantor (along with certain other subsidiaries of the Revolving Credit Facility Borrowers from time to time party thereto, collectively the “Revolving Credit Facility Guarantors”), and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Revolving Credit Facility Agent”) and as a lender, entered into Amendment No. 3 to Second Amended and Restated Credit Agreement (“Amendment No. 3 to Revolving Credit Agreement”). All terms used but not defined in Amendment No. 2 to Term Loan Agreement and Amendment No. 3 to Revolving Credit Agreement shall have the respective meanings assigned thereto in that certain Term Loan Credit Agreement, dated as of March 14, 2018, as amended (the “Term Loan Agreement”), and the Second Amended and Restated Credit Agreement, dated as of February 3, 2015, as amended (the “Revolving Credit Agreement”), respectively.

The Term Loan Agent and the Revolving Credit Facility Agent entered into Amendment No. 1 to Intercreditor Agreement, dated as of September 18, 2018.

Amendment to Term Loan Agreement

Amendment No. 2 to Term Loan Agreement provides for, among other things, the following: (1) the reduction of the maximum amount of the Term Loan to $35,000,000; (2) an extension of the maturity date of the Term Loan Agreement to the earlier of (a) the termination date specified in the Revolving Credit Agreement, and (b) September 18, 2023; (3) the reduction of the non-default interest rate applicable to the Term Loan under the Term Loan Agreement to a fluctuating rate of interest equal to three-month LIBOR (with a floor of 1.5%) plus 8.25% per annum; and (4) the elimination of Cash Dominion Event status and a change in the definition of Cash Dominion Event to be triggered in the event of (a) the occurrence and continuance of any Event of Default or (b) Excess Availability of less than (A) 10.0% of the Revolving Loan Cap at any time or (B) 12.5% of the Revolving Loan Cap for 3 consecutive Business Days.

Amendment to Revolving Credit Agreement

Amendment No. 3 to the Revolving Credit Agreement provides for, among other things, the following: (1) the increase of Aggregate Tranche A Revolving Loan Commitments from $225 million to $240 million; (2) an extension of the Maturity Date of the Revolving Credit Agreement to the earlier of (a) the maturity date of the Term Loan Agreement or (b) September 18, 2023; and (3) the elimination of Cash Dominion Event status and a change in the definition of Cash Dominion Event to be triggered in the event of (a) the occurrence and continuance of any Event of Default or (b) Excess Availability of less than (A) 10.0% of the Loan Cap at any time or (B) 12.5% of the Loan Cap for 3 consecutive Business Days.

Amendment to Intercreditor Agreement

The Term Loan Agent and the Revolving Credit Facility Agent have entered into that certain Amendment No. 1 to Intercreditor Agreement dated as of September 18, 2018 (“Amendment No. 1 to Intercreditor Agreement”), acknowledged by the Borrowers and Guarantors under the Term Loan and the revolving credit facility evidenced by the Revolving Credit Agreement (the “Revolving Credit Facility”), whereby they have agreed to certain matters with respect to the Term Loan and the Revolving Credit Facility.

In the ordinary course of their respective businesses, certain of the lenders and the other parties to the Revolving Credit Facility and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Company and its affiliates for which they have in the past and may in the future receive customary compensation and expense reimbursement.

The preceding summaries of the material terms of the Amendment No. 2 to Term Loan Agreement, Amendment No. 3 to Revolving Credit Agreement and Amendment No. 1 to Intercreditor Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively. In the event of any discrepancy between the preceding summaries and the text of Amendment No. 2 to Term Loan Agreement, Amendment No. 3 to Revolving Credit Agreement or Amendment No. 1 to Intercreditor Agreement, the text of the applicable agreement shall control.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On September 18, 2018, the Company issued a press release announcing the Company has entered into Amendment No. 2 to Term Loan Agreement and Amendment No. 3 to Revolving Credit Agreement. The press release is furnished hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Second Amendment to Term Loan Credit Agreement dated as of September 18, 2018, by and among Gordon Brothers Finance Company, as administrative agent, Gordon Brothers Finance Company LLC, as lender, Stein Mart, Inc., Stein Mart Buying Corp. and Stein Mart Holding Corp.

10.2	Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of September 18, 2018, by and among Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto, Stein Mart, Inc., Stein Mart Buying Corp. and Stein Mart Holding Corp.

10.3	Amendment No. 1 to Intercreditor Agreement, dated September 18, 2018, by and among Wells Fargo Bank, National Association and Gordon Brothers Finance Company.

99.1	Press Release of Stein Mart, Inc., dated September 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: September 19, 2018	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer